Supplement Dated May 18, 2016
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015	Lincoln VULONE 2005
Lincoln AssetEdge® VUL	Lincoln VULONE
Lincoln VULONE 2014	Lincoln VULCV-IV
Lincoln VULONE 2012	Lincoln VULDB-IV
Lincoln VULONE 2007

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVULONE 2013	Lincoln SVULONE
Lincoln SVULONE 2007	Lincoln SVUL-IV
Lincoln PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment VUL
Lincoln Corporate Variable 5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015
Lincoln AssetEdge® VUL
Lincoln VULONE 2010

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln SVULONE 2007
Lincoln PreservationEdge® SVUL
Lincoln SVUL-IV

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment VUL
Lincoln Corporate Variable 5

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Legg Mason Partners Variable Equity Trust has informed us that, effective April 29, 2016, the name of the ClearBridge Variable Mid Cap Core Portfolio was changed to ClearBridge Variable Mid Cap Portfolio. All other information about the fund can be found in the fund’s prospectus.

Please retain this Supplement for future reference.